Execution Version
NATIONAL HEALTH INVESTORS, INC.
Senior Notes Issuable in Series
$50,000,000 3.99% Series 2015-1 Tranche A Senior Notes due 2023
$50,000,000 4.33% Series 2015-1 Tranche B Senior Notes due 2025
$75,000,000 3.93% Series 2016-1 Senior Notes due 2024

FOURTH AMENDMENT TO
NOTE PURCHASE AGREEMENT DATED NOVEMBER 3, 2015

Dated June 29, 2022

FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT
This Fourth Amendment to Note Purchase Agreement (this “Amendment”) is dated as of June 29, 2022, and effective in accordance with Section 3 below, by and among NATIONAL HEALTH INVESTORS, INC., a Maryland corporation (together with any successor thereto that becomes a party hereto pursuant to Section 10.4 of the Note Purchase Agreement, the “Company”), and each of the Purchasers party hereto.
RECITALS:
A.Company and the Purchasers are parties to the Note Purchase Agreement dated as of November 3, 2015, as amended by First Amendment to Note Purchase Agreement dated as of August 15, 2016, the Second Amendment to Note Purchase Agreement dated as of September 30, 2016, and the Third Amendment to Note Purchase Agreement dated as of August 8, 2017 and supplemented by the Supplement to Note Purchase Agreement dated as of September 30, 2016 (as so amended and supplemented, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”);
B.The Company has requested that the Purchasers agree to amend the Note Agreement in certain respects as more specifically set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Capitalized Terms. All capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings assigned thereto in the Note Agreement.
2.Amendments to Note Agreement. Effective as of the Fourth Amendment Effective Date:
(a)Section 9.12 of the Note Agreement is hereby amended by amending and restating clause (c) thereof to read as follows:
“(c) Minimum Consolidated Tangible Net Worth. The Company shall not permit the Consolidated Tangible Net Worth at any time to be less than $1,570,000,000.”
(b)Schedule A of the Note Agreement is hereby amended by amending and restating the definition of “Consolidated Tangible Net Worth” as follows:
““Consolidated Tangible Net Worth” means, on any date, the sum of total equity minus Intangible Assets plus accumulated depreciation and amortization and redeemable noncontrolling interests, as all such amounts would appear on a Consolidated balance sheet of the Company and its Subsidiaries prepared as of such date in accordance with GAAP consistently applied.”
(c)Schedule A of the Note Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:
“Consolidated” means, when used with reference to financial statements or financial statement items of the Company and its

Subsidiaries or any other Person, such statements or items on a consolidated basis in accordance with the consolidation principles of GAAP.
“Intangible Assets” means assets of a Person and its Subsidiaries that are classified as intangible assets under GAAP, but excluding interests in real estate that are classified as intangible assets in accordance with GAAP.
3.Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Amendment shall be deemed to be effective (the date of such satisfaction, the “Fourth Amendment Effective Date”):
(a)Executed Amendment. This Amendment shall have been duly authorized, executed and delivered by the Company, the Subsidiary Guarantors, and such Purchasers constituting the Required Holders.
(b)No Default or Event of Default. No Default or Event of Default shall exist under the Note Agreement or any other document entered into in connection with the Note Agreement as of the Fourth Amendment Effective Date or would result after giving effect to the transactions contemplated by this Amendment.
(c)Other Documents. The Purchasers shall have received copies of all other documents, certificates and instruments reasonably requested thereby with respect to the transactions contemplated by this Amendment.
4.Effect of this Amendment. Except as expressly provided herein, the Note Agreement and the other documents executed in connection therewith shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, consent to, or modification or amendment of, any other term or condition of the Note Agreement or any other document executed in connection therewith, (b) to prejudice any other right or rights which a party may now have or may have in the future under or in connection with the Note Agreement, the other documents executed in connection therewith or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with any party with respect to any waiver, amendment, modification or any other change to the Note Agreement or the documents executed in connection therewith or any rights or remedies arising in favor of the Purchasers, or any of them, under or with respect to any such documents, or (d) to be a waiver of, consent to, or modification or amendment of, any other term or condition of any other agreement by and among the parties, on the one hand, and the Purchasers on the other hand. References in the Note Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any document executed in connection therewith shall be deemed to be references to the Note Agreement as modified hereby.
5.Representations and Warranties/No Default. By its execution hereof, the Company hereby certifies, represents and warrants to the Purchasers that:
(a)each of the representations and warranties set forth in the Note Agreement and the other documents executed in connection therewith is true and correct in all material respects as of the date hereof (except to the extent that (i) any such representation or warranty that is qualified by materiality or by reference to Material

Adverse Effect, in which case such representation or warranty is true and correct in all respects as of the date hereof or (ii) any such representation or warranty relates only to an earlier date, in which case such representation or warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred or is continuing or would result after giving effect to this Amendment and the transactions contemplated hereby;
(b)it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby;
(c)this Amendment and each other document executed in connection herewith has been duly executed and delivered by an duly authorized officer of the Company, and each such document constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies; and
(d)the Subsidiaries that are signatories to this Amendment as Subsidiary Guarantors constitute all of the Subsidiaries that are required to guaranty the Obligations pursuant to the terms of the Note Agreement.
6.Ratification and Confirmation of Guaranty Agreements. By executing below, each of the Subsidiary Guarantors acknowledges this Amendment, agrees to its terms and conditions, and confirms that all terms, conditions and covenants contained in the Guaranty Agreement applicable to such Subsidiary Guarantor, are hereby ratified and confirmed, remain in full force and effect and are legal, valid and binding obligations of the undersigned enforceable against the undersigned in accordance with their terms.
7.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
8.Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
9.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note Agreement or an accord and satisfaction in regard thereto.
10.Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.
11.Successors; Enforceability. The terms and provisions of this Amendment shall be binding upon the Company, the Subsidiary Guarantors and the Purchasers and their respective successors and assigns, and shall inure to the benefit of the Company, the Subsidiary Guarantors and the Purchasers and the successors and assigns of the Purchasers.
12.Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this

Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy, pdf or other reproduction hereof.
[Signature Pages Follow]
* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.
COMPANY:
NATIONAL HEALTH INVESTORS INC.

By:___/s/John L. Spaid__________________
Name: John L. Spaid
Title: Chief Financial Officer

(Signature Page to Fourth Amendment to Note Purchase Agreement)

For purposes of Section 6 of the Fourth Amendment:
SUBSIDIARY GUARANTORS:
NHI/REIT, INC.

By:    /s/ Kristin S. Gaines
Name: Kristin S. Gaines
Title: Secretary

FLORIDA HOLDINGS IV, LLC
By: NHI/REIT, Inc., its Sole Member

By:    /s/ Kristin S. Gaines__
Name: Kristin S. Gaines
Title: Secretary

NHI REIT OF ALABAMA, L.P.
NHI-REIT OF ARIZONA, LIMITED PARTNERSHIP
NHI-REIT OF CALIFORNIA, LP
NHI/REIT OF FLORIDA, L.P.
NHI-REIT OF GEORGIA, L.P.
NHI-REIT OF IDAHO, L.P.
NHI-REIT OF MISSOURI, LP
NHI-REIT OF SOUTH CAROLINA, L.P.
NHI-REIT OF VIRGINIA, L.P.

By: NHI/REIT, Inc., the Sole General Partner of each limited partnership

By:    /s/ Kristin S. Gaines
Name: Kristin S. Gaines
Title: Secretary

(Signature Page to Fourth Amendment to Note Purchase Agreement)

NHI/ANDERSON, LLC
NHI/LAURENS, LLC
TEXAS NHI INVESTORS, LLC
NHI-REIT OF OREGON, LLC
NHI-REIT OF FLORIDA, LLC
NHI-REIT OF MINNESOTA, LLC
NHI-REIT OF TENNESSEE, LLC
NHI SELAH PROPERTIES, LLC
NHI-REIT OF WISCONSIN, LLC
NHI-REIT OF OHIO, LLC
NHI-REIT OF NORTHEAST, LLC
NHI-REIT OF WASHINGTON, LLC
NHI-REIT OF MARYLAND, LLC
NHI-REIT OF SEASIDE, LLC
NHI-REIT OF NEXT HOUSE, LLC
MYRTLE BEACH RETIREMENT RESIDENCE, LLC
VOORHEES RETIREMENT RESIDENCE, LLC
NHI-REIT OF AXEL, LLC
NHI-REIT OF MICHIGAN, LLC
NHI-REIT OF BICKFORD, LLC
NHI REIT OF NORTH CAROLINA, LLC
NHI-REIT of TX-IL, LLC
NHI-BICKFORD RE, LLC
NHI-SS TRS, LLC
NHI-REIT OF INDIANA, LLC
NHI-REIT OF COLORADO, LLC
NHI-REIT OF DSL PROPCO, LLC
NHI-REIT OF OKLAHOMA, LLC
NHI PROPCO MEMBER, LLC
NHI-REIT OF DSL PROPCO II, LLC
NHI-DISCOVERY I TRS, LLC
NHI-MERRILL I TRS, LLC

By:    /s/ Kristin S. Gaines
Name: Kristin S. Gaines
Title: Secretary

(Signature Page to Fourth Amendment to Note Purchase Agreement)

PURCHASERS:

THE UNITED STATES LIFE INSURANCE
COMPANY IN THE CITY OF NEW YORK

AMERICAN HOME ASSURANCE COMPANY

NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA

By: AIG Asset Management (U.S.) LLC,
Investment Adviser

By:___/s/ Bryan W. Eells________________
Name: Bryan W. Eells
Title: Senior Vice President
(Signature Page to Fourth Amendment to Note Purchase Agreement)

PURCHASERS:
AMERICAN GENERAL LIFE INSURANCE COMPANY

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By: Blackstone ISG-I Advisors L.L.C., pursuant to powers of attorney now and hereafter granted to it

By: Blackstone Real Estate Special Situations Advisors L.L.C., pursuant to powers of attorney now and hereafter granted to it

By:__/s/ Michael Wiebolt___________________
Name: Michael Wiebolt
Title: Authorized Signatory

(Signature Page to Fourth Amendment to Note Purchase Agreement)